EXHIBIT 10.8

GUARANTY AND INDEMNITY AGREEMENT

This Guaranty and Indemnity Agreement (this “Guaranty”) is made as of the 12th day of February, 2010, by and between DOCUMENT SECURITY SYSTEMS, INC., a corporation formed under the laws of the State of New York with offices at 28 East Main Street, Rochester, New York 14614 (“DSS”), SECUPRINT, INC., a corporation formed under the laws of the State of New York with offices at 1650 Emerson Street, Rochester, New York 14606 (“Secuprint”), PLASTIC PRINTING PROFESSIONAL, INC., a corporation formed under the laws of the State of New York with offices at 151 Park Lane Brisbane, California 94005  (“Plastic Printing,” and with DSS and Secuprint bound hereby jointly and severally, and individually and collectively called, “Guarantor”) and RBS CITIZENS, N.A., a national banking association, with offices at 235 East Main Street, Rochester, New York 14604 (“Bank”), in consideration of the extension, modification, or renewal of credit or forbearance by Bank to Borrower, as defined in that certain Credit Facility Agreement, dated on even date herewith, by and between Borrower and Bank (as the same may be amended, extended, replaced, or modified from time to time, the “Credit Facility Agreement”).  Unless otherwise expressly provided herein, all capitalized terms in this Guaranty shall have the meanings given to them in the Credit Facility Agreement.

Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that Bank is relying on this Guaranty in making financial accommodations to Borrower.  Borrower requires financing of the kind extended to it by the Credit Facility Agreement in order to enable Borrower from time to time to enter into transactions which will benefit Guarantor.  Guarantor has determined that (a) the execution, delivery and performance of this Guaranty is necessary and convenient to the conduct, promotion and attainment of Guarantor’s business and (b) Guarantor may reasonably be expected to benefit, directly and indirectly, from the Credit Facility Agreement.

1.           GUARANTY.  Guarantor hereby jointly and severally unconditionally guarantees to Bank the payment when due, by acceleration or otherwise, of all Obligations of Borrower to Bank, whether heretofore or hereafter created, arising or existing or at any time due and owing from Borrower to Bank.  The obligations under this Guaranty are cumulative, and are in addition to obligations under any other guaranty or indemnity previously given by Guarantor to Bank and not terminated in writing by Bank.

Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or under any applicable provisions of state insolvency or fraudulent transfer laws, or other comparable state laws (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor to Borrower in respect of inter-company advances or other inter-company indebtedness to other affiliates of Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of Guarantor pursuant to applicable laws, rules and regulations, and any applicable orders, writs, injunctions or decrees of any court or governmental authority.

2.           UNCONDITIONAL ABSOLUTE GUARANTY.  Guarantor’s liability hereunder shall be direct, immediate and absolute and shall not be conditioned or contingent upon the pursuit, exercise or prosecution by Bank of any remedies, and Bank shall have and may exercise against Guarantor any and all of the rights and remedies that it might exercise against a principal debtor upon a past due and liquidated obligation.  This instrument shall constitute an unconditional, continuing guarantee independent of and in addition to any other security, collateral, endorsement or guarantee held by Bank for the Obligations or any part thereof. The liability of Guarantor hereunder shall not be impaired, altered or otherwise affected by (i) the taking of or release of any other or additional security for or guarantee of the Obligations or any part thereof, (ii) any neglect failure or omission to hold, perfect, protect or rely on or realize upon any such other or additional security or guarantee, (iii) any extension of credit in excess of the limit if any, of this guarantee, (iv) any renewal, extension, modification, compounding, compromise, payment, replacement or discharge of the Obligations or any part thereof or (v) any other act failure to act or thing whatsoever, which but for this Section 2 would constitute a release of any obligations of Guarantor, and all of which Guarantor hereby consents to without notice to Guarantor.

Any payment of principal or interest, acknowledgment, promise or other act by or on behalf of Borrower, the effect of which would take any right which Bank may have against Borrower out of the operation of any statute of limitations shall have a like effect with respect to the right which Bank may have hereunder against Guarantor notwithstanding Guarantor’s lack of notice thereof or consent thereto.

Guarantor waives notice of acceptance of this guarantee; notice that any Obligations have been incurred; presentment demand, protest, notice of dishonor of any note or Obligations; or notice to Guarantor, Borrower, or any other person, of Borrower’s default. Guarantor authorizes Bank in its sole discretion to direct the order or manner of the disposition of the collateral and the enforcement of any and all endorsements and guaranties relating to the Obligations.  Any payments or credits received from Borrower, Guarantor, or any other source may be applied to the Obligations in whatever order or manner Bank elects.

3.           INDEMNITY.  Guarantor hereby agrees to indemnify Bank and hold it harmless from and against any and all losses, expenses and damages incurred by Bank in connection with or as a result of the assertion of any and all claims for the return of moneys (including the proceeds of any collateral) received or applied by Bank in partial or full payment of the Obligations, including without limitation all claims based upon allegations that moneys so received by Bank constituted trust funds under the Lien Law of the State of New York or other applicable laws, or that the payment of such moneys or the giving of such collateral to Bank constituted a preference or fraudulent transfer under the Bankruptcy Code or any other applicable statute.  This indemnity shall extend to and include all moneys recovered from or paid over by Bank as a result of such claims, regardless of the basis thereof, and all costs and expenses including reasonable attorneys’ fees incurred by Bank in investigation, evaluating and contesting such claims, regardless of the outcome.  Guarantor’s liability pursuant to this Section 3 shall survive any termination of this Guaranty to the extent of all moneys (including proceeds of any collateral) received by Bank on account of that portion of the Obligations (and any renewals, modifications or extensions thereof, or replacements therefor, whether made before or after such termination) for which Guarantor under the terms of this Guaranty remains liable notwithstanding such termination, whether such moneys are recovered from, or paid over by, Bank before or after such termination.  The indemnity provided by this paragraph is in addition to the guarantee set forth elsewhere in this Guaranty.

4.           TERMINATION.  The liability of Guarantor under this Guaranty may be terminated to the extent hereinafter permitted only (i) if Borrower has no outstanding obligations to Bank, Bank has no continuing commitments to lend to Borrower, and Bank receives written notice of Guarantor’s intent to terminate this Guaranty signed by Guarantor, or (ii) upon the written agreement of Bank.  Any termination of Guarantor’s liability under this Guaranty shall be effective only as to the portion of the Obligations not committed by Bank prior to or created or arising subsequent to such termination and provided further that this Guaranty and Guarantor’s liability hereunder shall remain in full force and effect with respect to the portion of the Obligations committed, created, arising or existing prior to such termination and to all renewals, extensions and modifications thereof, whether made before or after such termination.

If there is more than one Guarantor, including guarantors of the Obligations under separate agreements, the liability hereunder of any of them may be terminated in the manner and to the extent provided above, but the liability of those of Guarantor whose liability hereunder is not terminated shall continue in full force and effect as though executed only by those of Guarantor remaining.

The payment in full of all Obligations outstanding at any time shall not discharge or otherwise affect Guarantor’s liability hereunder with respect to Obligations thereafter created or arising prior to the termination of such liability as herein provided, unless this Guaranty is otherwise terminated as provided herein.

5.           SETOFF.  Guarantor hereby grants to Bank a continuing lien, security interest, and right of set off as security for the Obligations, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank and its successors and assigns or in transit to any of them.  At any time without demand or notice (any such notice being expressly waived by Guarantor), Bank may set off the same or any part thereof and apply the same to any Obligations even though unmatured and regardless of the adequacy of any other collateral securing the Obligations.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS, OR OTHER PROPERTY OF GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVED.

6.           GUARANTY OBLIGATIONS DUE.  In case of (i) the death, legal incapacity, insolvency, liquidation, dissolution, merger, consolidation, or other change of organizational structure of Guarantor, (ii) suspension of the usual business of Guarantor, (iii) institution of bankruptcy proceedings or other proceedings of any kind for the relief or collection of debt by or against Guarantor (including, without limitation, assignments for the benefit of creditors, appointment of trustees, receivers, or custodians for a material part of Guarantor’s assets, levies upon or attachments of assets, the filing of judgments not fully insured or bonded or removed within thirty days, or the filing of tax liens), (iv) transfer of a material portion of the assets of Guarantor, (v) any financial statement or information furnished by Guarantor to Bank having been false or misleading in any material respect as of the date furnished, (vi) default (after applicable grace and cure periods) by Guarantor under any other agreement between Guarantor and Bank, (vii) any default or other reason by which the Obligations shall have become due and payable, the Obligations at the option of Bank shall become immediately due and payable by Guarantor irrespective of any other contract or agreement fixing the date of maturity.

7.           FINANCIAL INFORMATION.  Guarantor shall provide Bank with such financial statements, copies of tax returns, and other information as, and in the form,  Bank may request, in each case as provided in the Credit Facility Agreement.

8.           COSTS OF COLLECTION.  Guarantor shall pay on demand of Bank in connection with the preparation, administration, default, collection, waiver or amendment of  terms of the Obligations, or in connection with Bank’s exercise, preservation, or enforcement of any of its rights, remedies, or options hereunder, including without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with any Obligation or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the highest rate applicable to any Obligations (including any default rate) and be Obligations secured by any collateral.

9.           SUBROGATION.  Guarantor hereby irrevocably waives any claims or rights, including, without limitation, any right of subrogation, which Guarantor may now possess or subsequently acquire against the Borrower or its bankruptcy estate, arising from Guarantor’s execution of, or payment under, this Guaranty and Guarantor agrees that in such instances it shall have no recourse, at law or in equity against Borrower or its bankruptcy estate arising from any liability imposed upon, or incurred by, Guarantor as a result of Guarantor’s execution of this Guaranty.

10.           AUTHORIZATION.  If Guarantor is a corporation, partnership or other organization or association, this Guaranty is made and entered into by it in furtherance of its purposes.  The execution of this Guaranty is not contrary to, or in violation of, its certificate of incorporation, charter or by-laws or any other agreement or indenture to which it or any of its members is a party or by which it or its property or its members are bound.  Guarantor and the party executing this Guaranty on its behalf represent to Bank that Guarantor is duly authorized to guarantee the Obligations and undertake the within indemnity.

11.           CREDIT FACILITY AGREEMENT TERMS.  The obligations, representations, covenants, terms and conditions contained in the Credit Facility Agreement applicable to Guarantor as a Guarantor thereunder are hereby incorporated into this Guaranty by reference, and Guarantor shall be bound by them in the same manner as if Guarantor was a signatory to the Credit Facility Agreement.

12.           NEGATIVE PLEDGE.                                                      Without the express written consent of the Bank, such consent to be in the sole discretion of the Bank, no Guarantor shall (a) distribute, transfer or convey any asset or property of such Guarantor to any Affiliate except the Borrower or another Guarantor or (b) make any loan or extend any other credit accommodation to any Affiliate except the Borrower or another Guarantor.

13.           JURISDICTION/WAIVER OF JURY.  This Guaranty, and the rights and obligations of the parties hereunder, shall be construed, interpreted, governed and enforced in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON GUARANTOR BY MAIL AT THE ADDRESSES FIRST SET FORTH ABOVE IN THIS GUARANTY.  GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

GUARANTOR AND BANK (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE OBLIGATIONS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EXCEPT AS PROHIBITED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS AGREEMENT AND MAKE THE LOAN.

14.           MISCELLANEOUS.  If there is more than one Guarantor, the representations, agreements, obligations and liabilities hereunder of Guarantor shall be joint and several.  This Guaranty shall be binding upon Guarantor, each of them and their respective heirs, executors, administrators, legal representatives, successors and assigns, and shall inure to the benefit of Bank, and its successors and assigns, including specifically any assignee of all or any portion of the Obligations.

There are no oral representations, understandings or warranties with respect to this Guaranty.  It may not be changed except by written agreement signed by Guarantor and Bank. Bank’s rights and remedies shall not be modified, limited or waived by any representation, promise or agreement made, or any course of conduct by Bank after the date of this Guaranty unless evidenced by a written document signed by Bank.  If any provision of this Guaranty is declared unenforceable or invalid in whole or in part for any reason, the remaining provisions shall continue to be effective.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS.]

IN WITNESS WHEREOF, the parties have caused this Unlimited Guaranty and Indemnity Agreement to be executed by their duly authorized officers as of the date first set forth above.

RBS CITIZENS, N.A. By: Jeffrey R. Morse Assistant Vice President SECUPRINT, INC. By: Name: Patrick White Title: President	DOCUMENT SECURITY SYSTEMS, INC. By: Name: Patrick White Title: President PLASTIC PRINTING PROFESSIONALS, INC. By: Name: Patrick White Title: President

STATE OF NEW YORK	)
) SS.:
COUNTY OF MONROE	)

On the 12th day of February in the year 2010 before me, the undersigned, a notary public in and for said state, personally appeared Jeffrey R. Morse, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF NEW YORK	)
) SS.:
COUNTY OF MONROE	)

On the 12th day of February in the year 2010 before me, the undersigned, a notary public in and for said state, personally appeared Patrick White, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signatures on the instrument, the individual, or the persons upon behalf of which the individual acted, executed the instrument.

Notary Public